Exhibit 10.13

Real Estate Lease Agreement

Lessor: Baoyuan Development Co., Ltd. (hereinafter referred to as Party A)

Lessee: OBOOK Inc. (hereinafter referred to as Party B)

Party B wishes to lease the subject property from Party A, and both parties hereby agree to abide by the following terms:

Article 1: Location and Scope of the Leased Property

1.	This Building: The office building located at 8th and 9th Floor of No. 26 and 28 (Cheng Da Le Fu Center), Wen Cheng Road, Beitou District, Taipei City.

2.

Leased Property: The entirety of the 8th and 9th Floor of this Building (Units A1, A2), totaling 934.58 ping, including the area of public facilities (detailed in Attachment 1). The aforementioned area includes both the indoor space and the proportionally allocated area of public facilities. The leased property does not include the exterior walls of this Building.

3.

Both parties agree that under the conditions set forth herein, Party A will lease the subject property to Party B in its current condition as of the date of signing. Party B shall lease the property based on its current condition and must use it legally, solely for office purposes, and in accordance with the usage specified in the property’s usage license. If Party B needs to apply for changes or additions to the use specified in the building’s usage license, Party A agrees to assist in providing relevant documents; however, the procedures for the changes must be handled by Party B at its own expense. Furthermore, any costs arising from the processing of the aforementioned changes shall be borne by Party B.

Article 2: Lease Term

1.

The Lease Term shall begin on August 1, 2024 (the start date of the lease) and end on July 31, 2029 (hereinafter referred to as the “Lease Term”), for a total of five years. From August 1, 2024, to January 31, 2025, a rent-free renovation period shall be in effect. During this period, Party B shall not be required to pay rent. However, Party B will remain responsible for all utility costs and any other expenses related to the use of the leased property incurred during this period. The rental payments shall commence on February 1, 2025.

2.

Upon the expiration of the Lease Term, Party B shall have the right of first refusal to renew the lease. If Party B intends to renew the lease, a written notice shall be provided to Party A at least six months prior to the expiration of the Lease Term. The renewal conditions shall be separately negotiated by both parties, and a new lease agreement must be signed by both parties three months prior to the expiration of the Lease Term. If the parties are unable to reach an agreement, the lease shall terminate upon expiration of this Agreement and the Article 451 of the Civil Code regarding deemed indefinite lease renewal shall not apply.

Article 3: Rent and Payment Method

1.	The rent for the leased property (excluding tax) is as follows, in New Taiwan Dollars (NT$):

Lease Period	Monthly Rent (Excluding Tax)		Monthly Rent (Including Tax)
02/01/2025~07/31/2029	NT$	1,383,178	NT$	1,452,337

2.

Party B shall pay the monthly rent to Party A before the 1st day of each month. The payment method for the rent is mutually agreed as follows: (Note: Party A does not accept payment in cash.) Party B shall deposit the rent into the bank account designated by Party A, and the transaction fees shall be borne by Party B. The designated bank account by Party A is as follows:

[***]

Account Number: [***]

Account Name: [***]

3.	The business tax for the rent calculated in accordance with Section 1 of this article shall be added and borne by Party B.

4.

The amount and collection method of the building management fees shall be executed according to the resolution of the management committee. The utility costs for the leased property and the shared utility costs for the building shall be borne by Party B from the date of delivery of the property, and they are not included in the aforementioned building management fees. The allocation method shall be handled according to the regulations of the management committee.

5.	Party B shall insure all movable equipment within the leased property with appropriate insurance.

Article 4: Security Deposit

1.

To ensure that Party B fulfills all obligations under this Agreement, a security deposit equivalent to three months’ rent, totaling NT$ 4,357,011 (hereinafter referred to as the “Security Deposit”) shall be paid to Party A. Party B shall deliver NT$ 2,904,674 of the Security Deposit to Party A by check (limited to a non-endorsable check made payable to Party A) or by remittance within 5 days after signing this Agreement, and the remaining NT$ 1,452,337 shall be delivered to Party A by December 31, 2024. Party A shall issue a receipt upon receiving the Security Deposit.

If Party B remits the Security Deposit, it shall be credited to the bank account designated by Party A:

[***]

Account Number: [***]

Account Name: [***]

If Party B pays the Security Deposit by check, the check must be cashed within three days to be effective; otherwise, this Agreementshall become void retroactively from the date of signing.

If Party B uses remittance to pay the Security Deposit, any transaction fees and stamp duties on the receipt shall be borne by Party B.

2.	Party B may not assign the rights to the Security Deposit to any third party or use it as security for other debts.

3.

Upon expiration of the Lease Term or early termination of this Agreement, if Party B is in arrears for rent, utilities, property management fees, or in violation of this Agreement or related regulations, Party A is entitled to deduct the outstanding rent or amounts from the Security Deposit directly. After Party B returns the leased property as agreed and fulfills all other obligations under this Agreement, including but not limited to moving out the business registrations and tax registrations of Party B and third-party companies (if any), clearing any utility and returning to Party A, etc., and upon Party B’s written request along with a receipt as stated in Section 1 of this article, Party A shall confirm the amounts and return the Security Deposit (after deducting any outstanding amounts, if any) without interest to Party B within thirty (30) days. The method of return shall be agreed upon in writing by both parties.

Article 5: Expiry and Termination

1.

Upon the expiration or termination of the lease, except for improvements and installations expressly permitted by Party A, Party B shall dismantle the existing decorations, return the premises to its original condition, and restore the building to its original state (including but not limited to: removal of decorations and advertising materials, restoring fire pipelines, restoring the building management usage categories, vacating personnel, vehicles, furniture, and all items acquired by Party B during the lease). Any equipment or items not removed shall be deemed abandoned, and Party A may clear them at Party B’s cost, which shall be deducted from the security deposit. After all handover matters are completed, if there is a balance left after deducting Party B’s outstanding rent and other payable fees and damages, Party A shall return the balance without interest to Party B within thirty (30) days, and the method of return shall be agreed upon in writing by both parties. If there is a shortfall, Party B shall make up the difference to Party A. If Party B defaults or fails to pay rent on time, the Security Deposit shall be forfeited and shall not be refunded.

2.

Unless otherwise specified in this Agreement, if Party B wishes to terminate the lease early, they must notify Party A in writing six months prior to the termination date and shall pay penalty damages equivalent to three months’ rent for that year to Party A. If Party B must terminate the lease early due to purchasing real estate from Party A or its affiliates, no penalty damages need to be paid.

3.	Unless otherwise provided by law, Party B shall not use the Security Deposit to offset rent, nor claim a refusal to pay rent.

Article 6: Obligations of Party B

Party B agrees to comply with the following provisions:

1.

Party B shall exercise due care in the use and custody of the leased property to maintain its condition for productive use. Party B shall properly manage any goods, decorations, equipment, and money within the leased property. Party B shall, at their own cost, insure against fire, property damage, and public liability as per specifications, and maintain such insurance in effect throughout the Lease Term. In the event of any incident within the leased property, Party B shall bear full responsibility for compensation. If Party A suffers losses due to Party B’s failure to insure or improper insurance, Party B shall fully compensate Party A for those losses.

2.

Party A or their designated representative may periodically inspect the condition of the leased property. If any improvements are necessary or if there is abnormal wear or damage, Party B shall make improvements, repairs, or restore the property to its original condition within the period designated by Party A upon notification.

3.

Party B shall not make noise or allow others to create noise within the leased property that disturbs Party A or other tenants or neighbors of the building and shall not violate the Tobacco Hazards Prevention Act (Taiwan).

4.	The leased property is designated for office use only and shall not be used for any other purposes.

5.

The leased property shall not be used for gambling, illegal activities, or actions contrary to public order or morality, nor engage in any other usage that violates the usage license. In the event of a violation, Party A may immediately terminate this Agreement, and Party B shall pay penalty damages equivalent to six months’ rent to Party A and compensate Party A for all resulting losses.

6.

Common areas and facilities of the leased property, including but not limited to hallways, parking lots, public restrooms, machine rooms, ground-level sidewalks, and all building stairways, fire escapes, elevators, water tanks, elevator shafts, etc., shall not have any items placed or used for residential or installation purposes. Party B shall maintain the integrity of the leased property and all related facilities, including but not limited to elevators, water meters, lighting fixtures, aluminum doors and windows, glass, iron doors, plumbing equipment, fire-fighting equipment, firewall, gas facilities, and other auxiliary equipment of the building, without any damage or modifications and in compliance with relevant laws.

7.

Without the written consent of Party A, Party B shall not post advertisements or flyers in public areas such as stairs, entrances, or exterior walls of the building (whether illuminated or not). Even within Party B’s exclusive area of the leased property, no advertisements or other items affecting the building’s appearance may be installed.

8.

During the Lease Term, Party B is responsible for maintaining and repairing the leased property and its attached facilities (exclusive portions for Party B). Except for damages attributable to Party A, Party B shall diligently manage, use, and maintain the leased property and its attached facilities. Party B shall submit maintenance and repair records to Party A on a [monthly/quarterly/semi-annual/annual] basis for reference. If any air conditioning, electrical, and fire protection systems and equipment are connected to the building’s central system, Party A shall provide Party B with reference to the maintenance service company designated by the building for optimal operations of all equipment systems.

9.

If Party B’s actions lead to an increase in premiums for the insurance taken on the leased property or require additional types of insurance, Party B shall promptly reimburse Party A for any increase in premiums or expenses incurred.

10.

Party B shall comply with the building regulations and must strictly adhere to the parking space usage rules. In case of any updates or modifications to the regulations, the latest version of the regulations notified or announced in writing by Party A shall prevail.

11.

Party B shall follow all relevant safety rules of the building. In the event of any emergencies or dangers in or around the building, Party B agrees to cooperate with Party A to take necessary or preventive measures to protect the safety of personnel and property in the building.

Article 7: Transfer of Rights

1.

If Party A transfers the ownership of the leased property to a third party during the Lease Term, Party A must notify Party B in writing of the transfer. The rights and obligations under this Agreement shall also transfer to the third party, who will assume these rights and obligations. Party B agrees to cooperate with the lease transfer process and the signing of relevant documents. Unless otherwise agreed by the three parties, Party A must transfer the Security Deposit described in Article 4 of this Agreement to the third party, allowing Party B to request the return of the Security Deposit from the third party according to the terms of this Agreement.

2.

If Party A transfers the right to collect rent under this Agreement to a third party or sells the leased property to a third party, Party B must not object and agrees to cooperate in signing relevant documents. However, this should not affect Party B’s rights and obligations under this Agreement.

Article 8: Grounds for Termination by Party A

If Party B is in any of the following situations, Party A may notify Party B in writing to make corrections within a specified period. If Party B fails to make the corrections within the specified period, Party A may terminate this Agreement. Regardless of whether Party A exercises the right to terminate this Agreement, Party B shall pay Party A a penalty equivalent to three months’ rent and compensate Party A for any losses incurred:

1.	Delayed payment of rent as described in Article 10, Section 1 of this Agreement.

2.	Bringing, storing, or allowing any weapons, ammunition, nitroglycerin, kerosene, liquefied gas, or other flammable, explosive, or dangerous items into the building or the leased property.

3.	Storing goods or items in the leased property that do not comply with Party B’s registered business activities, or storing goods or items exceeding the weight limit of 500 kilograms per square meter.

4.	Damaging the structural integrity of the leased property, raising safety concerns.

5.

Without Party A’s prior written consent, subleasing, lending, transferring, or allowing others to use all or part of the leased property; if such actions by others cause damage to Party A or other tenants in the building, Party B shall be jointly liable for compensation. Party B’s affiliated companies are: OBook Technology Co., Ltd., and LijiFu Online Financial Flow Co., Ltd.; any additions or deletions must be notified to Party A in writing in advance.

6.	Cooking food inside the leased property (except when using a microwave, rice cooker, or other methods approved by Party A).

7.	Allowing any person to stay overnight in the leased property, except for Party B’s personnel who need to stay for the purpose of executing or handling Party B’s assigned tasks.

8.	Using the leased property for purposes other than those specified in this Agreement without Party A’s prior written consent (including but not limited to setting up a business location).

9.	Violating other terms of this Agreement.

Article 9: Grounds for Termination by Party B

1.

If due to reasons not attributable to either party, the leased property is rendered unfit for use in whole or in part due to natural disasters, geological changes, war, civil unrest, or other force majeure events, Party B may request Party A to reduce the rent proportionate to the unusable area of the leased property until the damaged part is fully restored. Alternatively, Party B may terminate this Agreement with written consent from both parties. Party A must decide within two months after the damage whether to repair it and notify Party B in writing. If Party A decides not to repair it, Party B may terminate the lease by notifying Party A in writing.

2.

If the leased property is damaged due to reasons not attributable to Party B, and the remaining part no longer meets Party B’s intended use, Party B may terminate this Agreement by notifying Party A in writing.

3.

When terminating the lease under the above two circumstances, Party A shall return any prepaid but unearned rent and Security Deposit to Party B without interest, after confirming that Party B has fulfilled all obligations under this Agreement. The method of return shall be agreed upon by both parties in writing.

Article 10: Penalties for Breach

1.

If Party B violates any terms or fails to pay rent for two months, and fails to make payment after Party A’s demand, Party A may cut off the supply of water, electricity, and air conditioning at any time and terminate the lease immediately. Party A may also claim a penalty equal to the Security Deposit amount and Party B agrees not to claim any damages from Party A for the resulting losses.

2.	If Party B is late in paying rent or utility fees, Party A may request Party B to pay delayed interest at an annual rate of 5%, calculated from the date of delay until the full payment is made.

3.

Apart from the penalties mentioned in Sections 1 and 2 of this article for rent delay of two months, if the rent or delayed interest remains unpaid, Party A may deduct the amount from the security deposit. For any shortfall and losses suffered by Party A, Party A may pursue legal remedies.

Article 11: Access to the Leased Property

1.	Party A may enter the leased property after providing Party B with reasonable written notice two days in advance for the following purposes:

(1) To inspect the leased property according to Article 6, Section 2 of this Agreement;

(2) To verify that Party B’s use of the leased property complies with this Agreement and relevant regulations;

(3) To confirm that the use of the leased property meets the requirements of the competent authority;

(4) To show the leased property to potential buyers if Party A intends to sell it; or

(5) In the three months before the Lease Term expires or is terminated early, if the parties have not signed a new agreement, Party A may show the leased property to potential new tenants.

2.	In cases of emergency involving significant personal injury or property damage, Party A may enter the leased property without notifying, but shall notify Party B as soon as possible.

3.

When entering the leased property under the conditions described in the previous two sections, Party A shall take reasonable measures to minimize disruption to Party B’s daily operations and Party A shall be accompanyed by personnel provided by Party B during the visit.

Article 12: Renovations and Renovation Insurance

1.

During the Lease Term, Party B may, at its own expense, renovate the interior of the leased property as long as it does not affect the structural safety of the building. However, Party B must first provide Party A with the renovation plans and specifications for review. The renovations must not exceed the intended use of the leased property and must be approved or authorized by the relevant authorities according to applicable regulations.

2.	All renovations and equipment installed by Party B must be done in a manner that does not damage the building’s structure, safety, or overall appearance.

3.

After completing the renovation work, Party B must provide Party A with complete documentation showing the changes made to the leased property, including but not limited to architectural floor plans and diagrams describing the locations of fire safety equipment.

4.

Party B must purchase and maintain at its own expense contractor’s liability insurance and employer’s liability insurance during the renovation period. Party B must present proof of such insurance to Party A before starting the renovation work. The insurance must remain valid throughout the renovation period. If an insurance claim arises from the renovation and Party B either fails to obtain insurance or the insurance coverage is insufficient to cover Party A’s damages, Party B remains liable for compensation.

5.	All other renovation matters must comply with the building’s decoration and construction management regulations.

Article 13: Confidentiality Clause

1.

Without the written consent of Party A, Party B shall not disclose any information related to this Agreement to any third party. However, if disclosure is required by law to government authorities or other third parties, this restriction does not apply, though Party B must notify Party A prior to such disclosure.

2.	The confidentiality obligations imposed on Party B under this clause shall remain effective for two years after the termination of this Agreement or the expiration of the Lease Term.

Article 14: Other Special Provisions

1.

During the three-year term of this Agreement, Party B may not terminate the lease early. If Party B violates this provision, it must pay Party A the difference between thirty-six months’ rent and the rent for the periods already paid, plus an additional three months’ rent as liquidated damages.

2.

Upon expiration of the Lease Term, early throwing a lease, or Agreement termination, Party B must vacate and restore the leased property to its original condition, unless otherwise agreed upon by Party A. The return process must be completed only after written confirmation by Party A. The main items and specifications of the leased property, as well as the method of return, will be agreed upon separately by both parties.

3.

Party B agrees that any valuable items left in the leased property are subject to Party A’s lien rights. Party A has the right, but not the obligation, to exercise this lien and dispose of the items at Party B’s expense. If Party B leaves behind equipment (including production and office equipment) and fails to clear it or restore the leased property to its original condition, such items will be considered abandoned. Party A may dispose of all such equipment as waste after Party B returns the leased property. Party B is responsible for all costs related to removal and cleaning, and Party A will not be liable for any losses incurred by Party B. Any additional losses suffered by Party A must be compensated by Party B.

4.	At the termination of this Agreement, Party B must cancel all real estate registrations related to the leased property with Party A.

5.	This agreement must be notarized, with notarization costs shared equally between Party A and Party B.

6.	At the time of signing, Party B must provide a copy of the updated registration card as an attachment.

7.	After the signing of this contract, any preliminary agreements or negotiations prior to this Agreement shall have no binding effect. The content of this Agreement shall be the only binding commitment.

8.	This Agreement is made in triplicate, with each copy held by Party A, Party B, and the notary as proof.

Article 15: Notification

Any inquiry, demand, or notification between the parties must be sent by registered mail to the addresses listed in this Agreement. If either party changes their address, they must promptly notify the other party in writing. Failure to do so will result in the notifying party bearing full responsibility for any resulting delays. If a notification is returned due to refusal or inability to deliver, the date of the first delivery attempt by the postal service shall be considered the delivery date, and it will be deemed delivered.

Article 16: Jurisdiction

In the event of any disputes or litigation arising from this Agreement, the Taipei District Court in Taiwan shall have the exclusive jurisdiction.

Article 17: Enforcement

Party B shall pay the rent as agreed or, in case of a breach, pay the penalty or return the leased property upon expiration of the Lease Term. Non-compliance will be subject to compulsory enforcement. Party A must return the Security Deposit or rent deposit upon the return of the leased property by Party B. Failure to do so will also be subject to compulsory enforcement.

Article 18: Attachments

The attachments referred to in this Agreement have the same effect as this Agreement and are considered part of it. In case of any conflict between the attachments and the Agreement, this Agreement shall prevail.

Attachments:

1. Floor Plan

2. Building Regulations

Lessor (Party A): Baoyuan Development Co., Ltd.

Representative: /s/ He, Bingxin

Address: 4th Floor, No. 15, Section 1, Nanjing East Road, Zhongshan District, Taipei City

Company Registration Number: 42659006

Phone: (02) 2541-9313

Lessee (Party B): OBOOK Inc.

Representative: /s/ Wang, Chun-Kai

Address: 3rd Floor, No. 215, Section 3, Beixin Road, Xindian District, New Taipei City

Company Registration Number: 53092632

Phone: (02) 7727-6533

Date: May 31, 2024

Real Estate Lease Agreement

Lessor: Baoyuan Development Co., Ltd. (hereinafter referred to as Party A)

Lessee: OwlTing Travel Service Inc. (hereinafter referred to as Party B)

Party B wishes to lease the subject property from Party A, and both parties hereby agree to abide by the following terms:

Article 1: Location and Scope of the Leased Property

4.	This Building: The office building located at 6th Floor, No. 26, 28 and the 7th Floor of No. 26 (Cheng Da Le Fu Center), Wen Cheng Road, Beitou District, Taipei City.

5.

Leased Property: The entirety of the 6th Floor of this Building (Units A1, A2) and the 7th Floor (Unit A1), totaling 700.18 ping, including the area of public facilities (detailed in Attachment 1). The aforementioned area includes both the indoor space and the proportionally allocated area of public facilities. The leased property does not include the exterior walls of this Building.

6.

Both parties agree that under the conditions set forth herein, Party A will lease the subject property to Party B in its current condition as of the date of signing. Party B shall lease the property based on its current condition and must use it legally, solely for office purposes, and in accordance with the usage specified in the property’s usage license. If Party B needs to apply for changes or additions to the use specified in the building’s usage license, Party A agrees to assist in providing relevant documents; however, the procedures for the changes must be handled by Party B at its own expense. Furthermore, any costs arising from the processing of the aforementioned changes shall be borne by Party B.

Article 2: Lease Term

3.

The Lease Term shall begin on August 1, 2024 (the start date of the lease) and end on July 31, 2029 (hereinafter referred to as the “Lease Term”), for a total of five years. From August 1, 2024, to January 31, 2025, a rent-free renovation period shall be in effect. During this period, Party B shall not be required to pay rent. However, Party B will remain responsible for all utility costs and any other expenses related to the use of the leased property incurred during this period. The rental payments shall commence on February 1, 2025.

4.

Upon the expiration of the Lease Term, Party B shall have the right of first refusal to renew the lease. If Party B intends to renew the lease, a written notice shall be provided to Party A at least six months prior to the expiration of the Lease Term. The renewal conditions shall be separately negotiated by both parties, and a new lease agreement must be signed by both parties three months prior to the expiration of the Lease Term. If the parties are unable to reach an agreement, the lease shall terminate upon expiration of this Agreement and the Article 451 of the Civil Code regarding deemed indefinite lease renewal shall not apply.

Article 3: Rent and Payment Method

6.	The rent for the leased property (excluding tax) is as follows, in New Taiwan Dollars (NT$):

Lease Period	Monthly Rent (Excluding Tax)		Monthly Rent (Including Tax)
02/01/2025~07/31/2029	NT$	1,036,266	NT$	1,088,079

7.

Party B shall pay the monthly rent to Party A before the 1st day of each month. The payment method for the rent is mutually agreed as follows: (Note: Party A does not accept payment in cash.) Party B shall deposit the rent into the bank account designated by Party A, and the transaction fees shall be borne by Party B. The designated bank account by Party A is as follows:

[***]

Account Number: [***]

Account Name: [***]

8.	The business tax for the rent calculated in accordance with Section 1 of this article shall be added and borne by Party B.

9.

The amount and collection method of the building management fees shall be executed according to the resolution of the management committee. The utility costs for the leased property and the shared utility costs for the building shall be borne by Party B from the date of delivery of the property, and they are not included in the aforementioned building management fees. The allocation method shall be handled according to the regulations of the management committee.

10.	Party B shall insure all movable equipment within the leased property with appropriate insurance.

Article 4: Security Deposit

4.

To ensure that Party B fulfills all obligations under this Agreement, a security deposit equivalent to three months’ rent, totaling NT$ 3,264,237 (hereinafter referred to as the “Security Deposit”) shall be paid to Party A. Party B shall deliver NT$ 2,176,158 of the Security Deposit to Party A by check (limited to a non-endorsable check made payable to Party A) or by remittance within 5 days after signing this Agreement, and the remaining NT$ 1,088,079 shall be delivered to Party A by December 31, 2024. Party A shall issue a receipt upon receiving the Security Deposit.

If Party B remits the Security Deposit, it shall be credited to the bank account designated by Party A:

[***]

Account Number: [***]

Account Name: [***]

If Party B pays the Security Deposit by check, the check must be cashed within three days to be effective; otherwise, this Agreement shall become void retroactively from the date of signing.

If Party B uses remittance to pay the Security Deposit, any transaction fees and stamp duties on the receipt shall be borne by Party B.

5.	Party B may not assign the rights to the Security Deposit to any third party or use it as security for other debts.

6.

Upon expiration of the Lease Term or early termination of this Agreement, if Party B is in arrears for rent, utilities, property management fees, or in violation of this Agreement or related regulations, Party A is entitled to deduct the outstanding rent or amounts from the Security Deposit directly. After Party B returns the leased property as agreed and fulfills all other obligations under this Agreement, including but not limited to moving out the business registrations and tax registrations of Party B and third-party companies (if any), clearing any utility and returning to Party A, etc., and upon Party B’s written request along with a receipt as stated in Section 1 of this article, Party A shall confirm the amounts and return the Security Deposit (after deducting any outstanding amounts, if any) without interest to Party B within thirty (30) days. The method of return shall be agreed upon in writing by both parties.

Article 5: Expiry and Termination

4.

Upon the expiration or termination of the lease, except for improvements and installations expressly permitted by Party A, Party B shall dismantle the existing decorations, return the premises to its original condition, and restore the building to its original state (including but not limited to: removal of decorations and advertising materials, restoring fire pipelines, restoring the building management usage categories, vacating personnel, vehicles, furniture, and all items acquired by Party B during the lease). Any equipment or items not removed shall be deemed abandoned, and Party A may clear them at Party B’s cost, which shall be deducted from the security deposit. After all handover matters are completed, if there is a balance left after deducting Party B’s outstanding rent and other payable fees and damages, Party A shall return the balance without interest to Party B within thirty (30) days, and the method of return shall be agreed upon in writing by both parties. If there is a shortfall, Party B shall make up the difference to Party A. If Party B defaults or fails to pay rent on time, the Security Deposit shall be forfeited and shall not be refunded.

5.

Unless otherwise specified in this Agreement, if Party B wishes to terminate the lease early, they must notify Party A in writing six months prior to the termination date and shall pay penalty damages equivalent to three months’ rent for that year to Party A. If Party B must terminate the lease early due to purchasing real estate from Party A or its affiliates, no penalty damages need to be paid.

6.	Unless otherwise provided by law, Party B shall not use the Security Deposit to offset rent, nor claim a refusal to pay rent.

Article 6: Obligations of Party B

Party B agrees to comply with the following provisions:

12.

Party B shall exercise due care in the use and custody of the leased property to maintain its condition for productive use. Party B shall properly manage any goods, decorations, equipment, and money within the leased property. Party B shall, at their own cost, insure against fire, property damage, and public liability as per specifications, and maintain such insurance in effect throughout the Lease Term. In the event of any incident within the leased property, Party B shall bear full responsibility for compensation. If Party A suffers losses due to Party B’s failure to insure or improper insurance, Party B shall fully compensate Party A for those losses.

13.

Party A or their designated representative may periodically inspect the condition of the leased property. If any improvements are necessary or if there is abnormal wear or damage, Party B shall make improvements, repairs, or restore the property to its original condition within the period designated by Party A upon notification.

14.

Party B shall not make noise or allow others to create noise within the leased property that disturbs Party A or other tenants or neighbors of the building and shall not violate the Tobacco Hazards Prevention Act (Taiwan).

15.	The leased property is designated for office use only and shall not be used for any other purposes.

16.

The leased property shall not be used for gambling, illegal activities, or actions contrary to public order or morality, nor engage in any other usage that violates the usage license. In the event of a violation, Party A may immediately terminate this Agreement, and Party B shall pay penalty damages equivalent to six months’ rent to Party A and compensate Party A for all resulting losses.

17.

Common areas and facilities of the leased property, including but not limited to hallways, parking lots, public restrooms, machine rooms, ground-level sidewalks, and all building stairways, fire escapes, elevators, water tanks, elevator shafts, etc., shall not have any items placed or used for residential or installation purposes. Party B shall maintain the integrity of the leased property and all related facilities, including but not limited to elevators, water meters, lighting fixtures, aluminum doors and windows, glass, iron doors, plumbing equipment, fire-fighting equipment, firewall, gas facilities, and other auxiliary equipment of the building, without any damage or modifications and in compliance with relevant laws.

18.

Without the written consent of Party A, Party B shall not post advertisements or flyers in public areas such as stairs, entrances, or exterior walls of the building (whether illuminated or not). Even within Party B’s exclusive area of the leased property, no advertisements or other items affecting the building’s appearance may be installed.

19.

During the Lease Term, Party B is responsible for maintaining and repairing the leased property and its attached facilities (exclusive portions for Party B). Except for damages attributable to Party A, Party B shall diligently manage, use, and maintain the leased property and its attached facilities. Party B shall submit maintenance and repair records to Party A on a [monthly/quarterly/semi-annual/annual] basis for reference. If any air conditioning, electrical, and fire protection systems and equipment are connected to the building’s central system, Party A shall provide Party B with reference to the maintenance service company designated by the building for optimal operations of all equipment systems.

20.

If Party B’s actions lead to an increase in premiums for the insurance taken on the leased property or require additional types of insurance, Party B shall promptly reimburse Party A for any increase in premiums or expenses incurred.

21.

Party B shall comply with the building regulations and must strictly adhere to the parking space usage rules. In case of any updates or modifications to the regulations, the latest version of the regulations notified or announced in writing by Party A shall prevail.

22.

Party B shall follow all relevant safety rules of the building. In the event of any emergencies or dangers in or around the building, Party B agrees to cooperate with Party A to take necessary or preventive measures to protect the safety of personnel and property in the building.

Article 7: Transfer of Rights

3.

If Party A transfers the ownership of the leased property to a third party during the Lease Term, Party A must notify Party B in writing of the transfer. The rights and obligations under this Agreement shall also transfer to the third party, who will assume these rights and obligations. Party B agrees to cooperate with the lease transfer process and the signing of relevant documents. Unless otherwise agreed by the three parties, Party A must transfer the Security Deposit described in Article 4 of this Agreement to the third party, allowing Party B to request the return of the Security Deposit from the third party according to the terms of this Agreement.

4.

If Party A transfers the right to collect rent under this Agreement to a third party or sells the leased property to a third party, Party B must not object and agrees to cooperate in signing relevant documents. However, this should not affect Party B’s rights and obligations under this Agreement.

Article 8: Grounds for Termination by Party A

If Party B is in any of the following situations, Party A may notify Party B in writing to make corrections within a specified period. If Party B fails to make the corrections within the specified period, Party A may terminate this Agreement. Regardless of whether Party A exercises the right to terminate this Agreement, Party B shall pay Party A a penalty equivalent to three months’ rent and compensate Party A for any losses incurred:

10.	Delayed payment of rent as described in Article 10, Section 1 of this Agreement.

11.	Bringing, storing, or allowing any weapons, ammunition, nitroglycerin, kerosene, liquefied gas, or other flammable, explosive, or dangerous items into the building or the leased property.

12.	Storing goods or items in the leased property that do not comply with Party B’s registered business activities, or storing goods or items exceeding the weight limit of 500 kilograms per square meter.

13.	Damaging the structural integrity of the leased property, raising safety concerns.

14.

Without Party A’s prior written consent, subleasing, lending, transferring, or allowing others to use all or part of the leased property; if such actions by others cause damage to Party A or other tenants in the building, Party B shall be jointly liable for compensation. Party B’s affiliated companies are: OBOOK Technology Co., Ltd., and LijiFu Online Financial Flow Co., Ltd.; any additions or deletions must be notified to Party A in writing in advance.

15.	Cooking food inside the leased property (except when using a microwave, rice cooker, or other methods approved by Party A).

16.	Allowing any person to stay overnight in the leased property, except for Party B’s personnel who need to stay for the purpose of executing or handling Party B’s assigned tasks.

17.	Using the leased property for purposes other than those specified in this Agreement without Party A’s prior written consent (including but not limited to setting up a business location).

18.	Violating other terms of this Agreement.

Article 9: Grounds for Termination by Party B

4.

If due to reasons not attributable to either party, the leased property is rendered unfit for use in whole or in part due to natural disasters, geological changes, war, civil unrest, or other force majeure events, Party B may request Party A to reduce the rent proportionate to the unusable area of the leased property until the damaged part is fully restored. Alternatively, Party B may terminate this Agreement with written consent from both parties. Party A must decide within two months after the damage whether to repair it and notify Party B in writing. If Party A decides not to repair it, Party B may terminate the lease by notifying Party A in writing.

5.

If the leased property is damaged due to reasons not attributable to Party B, and the remaining part no longer meets Party B’s intended use, Party B may terminate this Agreement by notifying Party A in writing.

6.

When terminating the lease under the above two circumstances, Party A shall return any prepaid but unearned rent and Security Deposit to Party B without interest, after confirming that Party B has fulfilled all obligations under this Agreement. The method of return shall be agreed upon by both parties in writing.

Article 10: Penalties for Breach

4.

If Party B violates any terms or fails to pay rent for two months, and fails to make payment after Party A’s demand, Party A may cut off the supply of water, electricity, and air conditioning at any time and terminate the lease immediately. Party A may also claim a penalty equal to the Security Deposit amount and Party B agrees not to claim any damages from Party A for the resulting losses.

5.	If Party B is late in paying rent or utility fees, Party A may request Party B to pay delayed interest at an annual rate of 5%, calculated from the date of delay until the full payment is made.

6.

Apart from the penalties mentioned in Sections 1 and 2 of this article for rent delay of two months, if the rent or delayed interest remains unpaid, Party A may deduct the amount from the security deposit. For any shortfall and losses suffered by Party A, Party A may pursue legal remedies.

Article 11: Access to the Leased Property

4.	Party A may enter the leased property after providing Party B with reasonable written notice two days in advance for the following purposes:

(1) To inspect the leased property according to Article 6, Section 2 of this Agreement;

(2) To verify that Party B’s use of the leased property complies with this Agreement and relevant regulations;

(3) To confirm that the use of the leased property meets the requirements of the competent authority;

(4) To show the leased property to potential buyers if Party A intends to sell it; or

(5) In the three months before the Lease Term expires or is terminated early, if the parties have not signed a new agreement, Party A may show the leased property to potential new tenants.

5.	In cases of emergency involving significant personal injury or property damage, Party A may enter the leased property without notifying, but shall notify Party B as soon as possible.

6.

When entering the leased property under the conditions described in the previous two sections, Party A shall take reasonable measures to minimize disruption to Party B’s daily operations and Party A shall be accompanied by personnel provided by Party B during the visit.

Article 12: Renovations and Renovation Insurance

6.

During the Lease Term, Party B may, at its own expense, renovate the interior of the leased property as long as it does not affect the structural safety of the building. However, Party B must first provide Party A with the renovation plans and specifications for review. The renovations must not exceed the intended use of the leased property and must be approved or authorized by the relevant authorities according to applicable regulations.

7.	All renovations and equipment installed by Party B must be done in a manner that does not damage the building’s structure, safety, or overall appearance.

8.

After completing the renovation work, Party B must provide Party A with complete documentation showing the changes made to the leased property, including but not limited to architectural floor plans and diagrams describing the locations of fire safety equipment.

9.

Party B must purchase and maintain at its own expense contractor’s liability insurance and employer’s liability insurance during the renovation period. Party B must present proof of such insurance to Party A before starting the renovation work. The insurance must remain valid throughout the renovation period. If an insurance claim arises from the renovation and Party B either fails to obtain insurance or the insurance coverage is insufficient to cover Party A’s damages, Party B remains liable for compensation.

10.	All other renovation matters must comply with the building’s decoration and construction management regulations.

Article 13: Confidentiality Clause

3.

Without the written consent of Party A, Party B shall not disclose any information related to this Agreement to any third party. However, if disclosure is required by law to government authorities or other third parties, this restriction does not apply, though Party B must notify Party A prior to such disclosure.

4.	The confidentiality obligations imposed on Party B under this clause shall remain effective for two years after the termination of this Agreement or the expiration of the Lease Term.

Article 14: Other Special Provisions

9.

During the three-year term of this Agreement, Party B may not terminate the lease early. If Party B violates this provision, it must pay Party A the difference between thirty-six months’ rent and the rent for the periods already paid, plus an additional three months’ rent as liquidated damages.

10.

Upon expiration of the Lease Term, early throwing a lease, or Agreement termination, Party B must vacate and restore the leased property to its original condition, unless otherwise agreed upon by Party A. The return process must be completed only after written confirmation by Party A. The main items and specifications of the leased property, as well as the method of return, will be agreed upon separately by both parties.

11.

Party B agrees that any valuable items left in the leased property are subject to Party A’s lien rights. Party A has the right, but not the obligation, to exercise this lien and dispose of the items at Party B’s expense. If Party B leaves behind equipment (including production and office equipment) and fails to clear it or restore the leased property to its original condition, such items will be considered abandoned. Party A may dispose of all such equipment as waste after Party B returns the leased property. Party B is responsible for all costs related to removal and cleaning, and Party A will not be liable for any losses incurred by Party B. Any additional losses suffered by Party A must be compensated by Party B.

12.	At the termination of this Agreement, Party B must cancel all real estate registrations related to the leased property with Party A.

13.	This agreement must be notarized, with notarization costs shared equally between Party A and Party B.

14.	At the time of signing, Party B must provide a copy of the updated registration card as an attachment.

15.	After the signing of this contract, any preliminary agreements or negotiations prior to this Agreement shall have no binding effect. The content of this Agreement shall be the only binding commitment.

16.	This Agreement is made in triplicate, with each copy held by Party A, Party B, and the notary as proof.

Article 15: Notification

Any inquiry, demand, or notification between the parties must be sent by registered mail to the addresses listed in this Agreement. If either party changes their address, they must promptly notify the other party in writing. Failure to do so will result in the notifying party bearing full responsibility for any resulting delays. If a notification is returned due to refusal or inability to deliver, the date of the first delivery attempt by the postal service shall be considered the delivery date, and it will be deemed delivered.

Article 16: Jurisdiction

In the event of any disputes or litigation arising from this Agreement, the Taipei District Court in Taiwan shall have the exclusive jurisdiction.

Article 17: Enforcement

Party B shall pay the rent as agreed or, in case of a breach, pay the penalty or return the leased property upon expiration of the Lease Term. Non-compliance will be subject to compulsory enforcement. Party A must return the Security Deposit or rent deposit upon the return of the leased property by Party B. Failure to do so will also be subject to compulsory enforcement.

Article 18: Attachments

The attachments referred to in this Agreement have the same effect as this Agreement and are considered part of it. In case of any conflict between the attachments and the Agreement, this Agreement shall prevail.

Attachments:

1. Floor Plan

2. Building Regulations

Lessor (Party A): Baoyuan Development Co., Ltd.

Representative: /s/ He, Bingxin

Address: 4th Floor, No. 15, Section 1, Nanjing East Road, Zhongshan District, Taipei City

Company Registration Number: 42659006

Phone: (02) 2541-9313

Lessee (Party B): OwlTing Travel Service Inc.

Representative: /s/ Wang, Chun-Kai

Address: 3rd Floor, No. 215, Section 3, Beixin Road, Xindian District, New Taipei City

Company Registration Number: 52594587

Phone: (02) 7727-6533

Date: May 31, 2024

Real Estate Lease Agreement

Lessor: Baoyuan Development Co., Ltd. (hereinafter referred to as Party A)

Lessee: PayNow Inc. (hereinafter referred to as Party B)

Party B wishes to lease the subject property from Party A, and both parties hereby agree to abide by the following terms:

Article 1: Location and Scope of the Leased Property

7.	This Building: The office building located at 7th Floor of No. 28 (Cheng Da Le Fu Center), Wen Cheng Road, Beitou District, Taipei City.

8.

Leased Property: The entirety of the 7th Floor of this Building (Units A2), totaling 234.40 ping, including the area of public facilities (detailed in Attachment 1). The aforementioned area includes both the indoor space and the proportionally allocated area of public facilities. The leased property does not include the exterior walls of this Building.

9.

Both parties agree that under the conditions set forth herein, Party A will lease the subject property to Party B in its current condition as of the date of signing. Party B shall lease the property based on its current condition and must use it legally, solely for office purposes, and in accordance with the usage specified in the property’s usage license. If Party B needs to apply for changes or additions to the use specified in the building’s usage license, Party A agrees to assist in providing relevant documents; however, the procedures for the changes must be handled by Party B at its own expense. Furthermore, any costs arising from the processing of the aforementioned changes shall be borne by Party B.

Article 2: Lease Term

5.

The Lease Term shall begin on August 1, 2024 (the start date of the lease) and end on July 31, 2029 (hereinafter referred to as the “Lease Term”), for a total of five years. From August 1, 2024, to January 31, 2025, a rent-free renovation period shall be in effect. During this period, Party B shall not be required to pay rent. However, Party B will remain responsible for all utility costs and any other expenses related to the use of the leased property incurred during this period. The rental payments shall commence on February 1, 2025.

6.

Upon the expiration of the Lease Term, Party B shall have the right of first refusal to renew the lease. If Party B intends to renew the lease, a written notice shall be provided to Party A at least six months prior to the expiration of the Lease Term. The renewal conditions shall be separately negotiated by both parties, and a new lease agreement must be signed by both parties three months prior to the expiration of the Lease Term. If the parties are unable to reach an agreement, the lease shall terminate upon expiration of this Agreement and the Article 451 of the Civil Code regarding deemed indefinite lease renewal shall not apply.

Article 3: Rent and Payment Method

11.	The rent for the leased property (excluding tax) is as follows, in New Taiwan Dollars (NT$):

Lease Period	Monthly Rent (Excluding Tax)		Monthly Rent (Including Tax)
02/01/2025~07/31/2029	NT$	346,912	NT$	364,258

1.

Party B shall pay the monthly rent to Party A before the 1st day of each month. The payment method for the rent is mutually agreed as follows: (Note: Party A does not accept payment in cash.) Party B shall deposit the rent into the bank account designated by Party A, and the transaction fees shall be borne by Party B. The designated bank account by Party A is as follows:

[***]

Account Number: [***]

Account Name: [***]

2.	The business tax for the rent calculated in accordance with Section 1 of this article shall be added and borne by Party B.

3.

The amount and collection method of the building management fees shall be executed according to the resolution of the management committee. The utility costs for the leased property and the shared utility costs for the building shall be borne by Party B from the date of delivery of the property, and they are not included in the aforementioned building management fees. The allocation method shall be handled according to the regulations of the management committee.

4.	Party B shall insure all movable equipment within the leased property with appropriate insurance.

Article 4: Security Deposit

7.

To ensure that Party B fulfills all obligations under this Agreement, a security deposit equivalent to three months’ rent, totaling NT$ 1,092,774 (hereinafter referred to as the “Security Deposit”) shall be paid to Party A. Party B shall deliver NT$ 728,516 of the Security Deposit to Party A by check (limited to a non-endorsable check made payable to Party A) or by remittance within 5 days after signing this Agreement, and the remaining NT$ 364,258 shall be delivered to Party A by December 31, 2024. Party A shall issue a receipt upon receiving the Security Deposit.

If Party B remits the Security Deposit, it shall be credited to the bank account designated by Party A:

[***]

Account Number: [***]

Account Name: [***]

If Party B pays the Security Deposit by check, the check must be cashed within three days to be effective; otherwise, this Agreement shall become void retroactively from the date of signing.

If Party B uses remittance to pay the Security Deposit, any transaction fees and stamp duties on the receipt shall be borne by Party B.

8.	Party B may not assign the rights to the Security Deposit to any third party or use it as security for other debts.

9.

Upon expiration of the Lease Term or early termination of this Agreement, if Party B is in arrears for rent, utilities, property management fees, or in violation of this Agreement or related regulations, Party A is entitled to deduct the outstanding rent or amounts from the Security Deposit directly. After Party B returns the leased property as agreed and fulfills all other obligations under this Agreement, including but not limited to moving out the business registrations and tax registrations of Party B and third-party companies (if any), clearing any utility and returning to Party A, etc., and upon Party B’s written request along with a receipt as stated in Section 1 of this article, Party A shall confirm the amounts and return the Security Deposit (after deducting any outstanding amounts, if any) without interest to Party B within thirty (30) days. The method of return shall be agreed upon in writing by both parties.

Article 5: Expiry and Termination

7.

Upon the expiration or termination of the lease, except for improvements and installations expressly permitted by Party A, Party B shall dismantle the existing decorations, return the premises to its original condition, and restore the building to its original state (including but not limited to: removal of decorations and advertising materials, restoring fire pipelines, restoring the building management usage categories, vacating personnel, vehicles, furniture, and all items acquired by Party B during the lease). Any equipment or items not removed shall be deemed abandoned, and Party A may clear them at Party B’s cost, which shall be deducted from the security deposit. After all handover matters are completed, if there is a balance left after deducting Party B’s outstanding rent and other payable fees and damages, Party A shall return the balance without interest to Party B within thirty (30) days, and the method of return shall be agreed upon in writing by both parties. If there is a shortfall, Party B shall make up the difference to Party A. If Party B defaults or fails to pay rent on time, the Security Deposit shall be forfeited and shall not be refunded.

8.

Unless otherwise specified in this Agreement, if Party B wishes to terminate the lease early, they must notify Party A in writing six months prior to the termination date and shall pay penalty damages equivalent to three months’ rent for that year to Party A. If Party B must terminate the lease early due to purchasing real estate from Party A or its affiliates, no penalty damages need to be paid.

9.	Unless otherwise provided by law, Party B shall not use the Security Deposit to offset rent, nor claim a refusal to pay rent.

Article 6: Obligations of Party B

Party B agrees to comply with the following provisions:

23.

Party B shall exercise due care in the use and custody of the leased property to maintain its condition for productive use. Party B shall properly manage any goods, decorations, equipment, and money within the leased property. Party B shall, at their own cost, insure against fire, property damage, and public liability as per specifications, and maintain such insurance in effect throughout the Lease Term. In the event of any incident within the leased property, Party B shall bear full responsibility for compensation. If Party A suffers losses due to Party B’s failure to insure or improper insurance, Party B shall fully compensate Party A for those losses.

24.

Party A or their designated representative may periodically inspect the condition of the leased property. If any improvements are necessary or if there is abnormal wear or damage, Party B shall make improvements, repairs, or restore the property to its original condition within the period designated by Party A upon notification.

25.

Party B shall not make noise or allow others to create noise within the leased property that disturbs Party A or other tenants or neighbors of the building and shall not violate the Tobacco Hazards Prevention Act (Taiwan).

26.	The leased property is designated for office use only and shall not be used for any other purposes.

27.

The leased property shall not be used for gambling, illegal activities, or actions contrary to public order or morality, nor engage in any other usage that violates the usage license. In the event of a violation, Party A may immediately terminate this Agreement, and Party B shall pay penalty damages equivalent to six months’ rent to Party A and compensate Party A for all resulting losses.

28.

Common areas and facilities of the leased property, including but not limited to hallways, parking lots, public restrooms, machine rooms, ground-level sidewalks, and all building stairways, fire escapes, elevators, water tanks, elevator shafts, etc., shall not have any items placed or used for residential or installation purposes. Party B shall maintain the integrity of the leased property and all related facilities, including but not limited to elevators, water meters, lighting fixtures, aluminum doors and windows, glass, iron doors, plumbing equipment, fire-fighting equipment, firewall, gas facilities, and other auxiliary equipment of the building, without any damage or modifications and in compliance with relevant laws.

29.

Without the written consent of Party A, Party B shall not post advertisements or flyers in public areas such as stairs, entrances, or exterior walls of the building (whether illuminated or not). Even within Party B’s exclusive area of the leased property, no advertisements or other items affecting the building’s appearance may be installed.

30.

During the Lease Term, Party B is responsible for maintaining and repairing the leased property and its attached facilities (exclusive portions for Party B). Except for damages attributable to Party A, Party B shall diligently manage, use, and maintain the leased property and its attached facilities. Party B shall submit maintenance and repair records to Party A on a [monthly/quarterly/semi-annual/annual] basis for reference. If any air conditioning, electrical, and fire protection systems and equipment are connected to the building’s central system, Party A shall provide Party B with reference to the maintenance service company designated by the building for optimal operations of all equipment systems.

31.

If Party B’s actions lead to an increase in premiums for the insurance taken on the leased property or require additional types of insurance, Party B shall promptly reimburse Party A for any increase in premiums or expenses incurred.

32.

Party B shall comply with the building regulations and must strictly adhere to the parking space usage rules. In case of any updates or modifications to the regulations, the latest version of the regulations notified or announced in writing by Party A shall prevail.

33.

Party B shall follow all relevant safety rules of the building. In the event of any emergencies or dangers in or around the building, Party B agrees to cooperate with Party A to take necessary or preventive measures to protect the safety of personnel and property in the building.

Article 7: Transfer of Rights

5.

If Party A transfers the ownership of the leased property to a third party during the Lease Term, Party A must notify Party B in writing of the transfer. The rights and obligations under this Agreement shall also transfer to the third party, who will assume these rights and obligations. Party B agrees to cooperate with the lease transfer process and the signing of relevant documents. Unless otherwise agreed by the three parties, Party A must transfer the Security Deposit described in Article 4 of this Agreement to the third party, allowing Party B to request the return of the Security Deposit from the third party according to the terms of this Agreement.

6.

If Party A transfers the right to collect rent under this Agreement to a third party or sells the leased property to a third party, Party B must not object and agrees to cooperate in signing relevant documents. However, this should not affect Party B’s rights and obligations under this Agreement.

Article 8: Grounds for Termination by Party A

If Party B is in any of the following situations, Party A may notify Party B in writing to make corrections within a specified period. If Party B fails to make the corrections within the specified period, Party A may terminate this Agreement. Regardless of whether Party A exercises the right to terminate this Agreement, Party B shall pay Party A a penalty equivalent to three months’ rent and compensate Party A for any losses incurred:

19.	Delayed payment of rent as described in Article 10, Section 1 of this Agreement.

20.	Bringing, storing, or allowing any weapons, ammunition, nitroglycerin, kerosene, liquefied gas, or other flammable, explosive, or dangerous items into the building or the leased property.

21.	Storing goods or items in the leased property that do not comply with Party B’s registered business activities, or storing goods or items exceeding the weight limit of 500 kilograms per square meter.

22.	Damaging the structural integrity of the leased property, raising safety concerns.

23.

Without Party A’s prior written consent, subleasing, lending, transferring, or allowing others to use all or part of the leased property; if such actions by others cause damage to Party A or other tenants in the building, Party B shall be jointly liable for compensation. Party B’s affiliated companies are: OBOOK Technology Co., Ltd., and LijiFu Online Financial Flow Co., Ltd.; any additions or deletions must be notified to Party A in writing in advance.

24.	Cooking food inside the leased property (except when using a microwave, rice cooker, or other methods approved by Party A).

25.	Allowing any person to stay overnight in the leased property, except for Party B’s personnel who need to stay for the purpose of executing or handling Party B’s assigned tasks.

26.	Using the leased property for purposes other than those specified in this Agreement without Party A’s prior written consent (including but not limited to setting up a business location).

27.	Violating other terms of this Agreement.

Article 9: Grounds for Termination by Party B

7.

If due to reasons not attributable to either party, the leased property is rendered unfit for use in whole or in part due to natural disasters, geological changes, war, civil unrest, or other force majeure events, Party B may request Party A to reduce the rent proportionate to the unusable area of the leased property until the damaged part is fully restored. Alternatively, Party B may terminate this Agreement with written consent from both parties. Party A must decide within two months after the damage whether to repair it and notify Party B in writing. If Party A decides not to repair it, Party B may terminate the lease by notifying Party A in writing.

8.

If the leased property is damaged due to reasons not attributable to Party B, and the remaining part no longer meets Party B’s intended use, Party B may terminate this Agreement by notifying Party A in writing.

9.

When terminating the lease under the above two circumstances, Party A shall return any prepaid but unearned rent and Security Deposit to Party B without interest, after confirming that Party B has fulfilled all obligations under this Agreement. The method of return shall be agreed upon by both parties in writing.

Article 10: Penalties for Breach

7.

If Party B violates any terms or fails to pay rent for two months, and fails to make payment after Party A’s demand, Party A may cut off the supply of water, electricity, and air conditioning at any time and terminate the lease immediately. Party A may also claim a penalty equal to the Security Deposit amount and Party B agrees not to claim any damages from Party A for the resulting losses.

8.	If Party B is late in paying rent or utility fees, Party A may request Party B to pay delayed interest at an annual rate of 5%, calculated from the date of delay until the full payment is made.

9.

Apart from the penalties mentioned in Sections 1 and 2 of this article for rent delay of two months, if the rent or delayed interest remains unpaid, Party A may deduct the amount from the security deposit. For any shortfall and losses suffered by Party A, Party A may pursue legal remedies.

Article 11: Access to the Leased Property

7.	Party A may enter the leased property after providing Party B with reasonable written notice two days in advance for the following purposes:

(1) To inspect the leased property according to Article 6, Section 2 of this Agreement;

(2) To verify that Party B’s use of the leased property complies with this Agreement and relevant regulations;

(3) To confirm that the use of the leased property meets the requirements of the competent authority;

(4) To show the leased property to potential buyers if Party A intends to sell it; or

(5) In the three months before the Lease Term expires or is terminated early, if the parties have not signed a new agreement, Party A may show the leased property to potential new tenants.

8.	In cases of emergency involving significant personal injury or property damage, Party A may enter the leased property without notifying, but shall notify Party B as soon as possible.

9.

When entering the leased property under the conditions described in the previous two sections, Party A shall take reasonable measures to minimize disruption to Party B’s daily operations and Party A shall be accompanied by personnel provided by Party B during the visit.

Article 12: Renovations and Renovation Insurance

11.

During the Lease Term, Party B may, at its own expense, renovate the interior of the leased property as long as it does not affect the structural safety of the building. However, Party B must first provide Party A with the renovation plans and specifications for review. The renovations must not exceed the intended use of the leased property and must be approved or authorized by the relevant authorities according to applicable regulations.

12.	All renovations and equipment installed by Party B must be done in a manner that does not damage the building’s structure, safety, or overall appearance.

13.

After completing the renovation work, Party B must provide Party A with complete documentation showing the changes made to the leased property, including but not limited to architectural floor plans and diagrams describing the locations of fire safety equipment.

14.

Party B must purchase and maintain at its own expense contractor’s liability insurance and employer’s liability insurance during the renovation period. Party B must present proof of such insurance to Party A before starting the renovation work. The insurance must remain valid throughout the renovation period. If an insurance claim arises from the renovation and Party B either fails to obtain insurance or the insurance coverage is insufficient to cover Party A’s damages, Party B remains liable for compensation.

15.	All other renovation matters must comply with the building’s decoration and construction management regulations.

Article 13: Confidentiality Clause

5.

Without the written consent of Party A, Party B shall not disclose any information related to this Agreement to any third party. However, if disclosure is required by law to government authorities or other third parties, this restriction does not apply, though Party B must notify Party A prior to such disclosure.

6.	The confidentiality obligations imposed on Party B under this clause shall remain effective for two years after the termination of this Agreement or the expiration of the Lease Term.

Article 14: Other Special Provisions

17.

During the three-year term of this Agreement, Party B may not terminate the lease early. If Party B violates this provision, it must pay Party A the difference between thirty-six months’ rent and the rent for the periods already paid, plus an additional three months’ rent as liquidated damages.

18.

Upon expiration of the Lease Term, early throwing a lease, or Agreement termination, Party B must vacate and restore the leased property to its original condition, unless otherwise agreed upon by Party A. The return process must be completed only after written confirmation by Party A. The main items and specifications of the leased property, as well as the method of return, will be agreed upon separately by both parties.

19.

Party B agrees that any valuable items left in the leased property are subject to Party A’s lien rights. Party A has the right, but not the obligation, to exercise this lien and dispose of the items at Party B’s expense. If Party B leaves behind equipment (including production and office equipment) and fails to clear it or restore the leased property to its original condition, such items will be considered abandoned. Party A may dispose of all such equipment as waste after Party B returns the leased property. Party B is responsible for all costs related to removal and cleaning, and Party A will not be liable for any losses incurred by Party B. Any additional losses suffered by Party A must be compensated by Party B.

20.	At the termination of this Agreement, Party B must cancel all real estate registrations related to the leased property with Party A.

21.	This agreement must be notarized, with notarization costs shared equally between Party A and Party B.

22.	At the time of signing, Party B must provide a copy of the updated registration card as an attachment.

23.	After the signing of this contract, any preliminary agreements or negotiations prior to this Agreement shall have no binding effect. The content of this Agreement shall be the only binding commitment.

24.	This Agreement is made in triplicate, with each copy held by Party A, Party B, and the notary as proof.

Article 15: Notification

Any inquiry, demand, or notification between the parties must be sent by registered mail to the addresses listed in this Agreement. If either party changes their address, they must promptly notify the other party in writing. Failure to do so will result in the notifying party bearing full responsibility for any resulting delays. If a notification is returned due to refusal or inability to deliver, the date of the first delivery attempt by the postal service shall be considered the delivery date, and it will be deemed delivered.

Article 16: Jurisdiction

In the event of any disputes or litigation arising from this Agreement, the Taipei District Court in Taiwan shall have the exclusive jurisdiction.

Article 17: Enforcement

Party B shall pay the rent as agreed or, in case of a breach, pay the penalty or return the leased property upon expiration of the Lease Term. Non-compliance will be subject to compulsory enforcement. Party A must return the Security Deposit or rent deposit upon the return of the leased property by Party B. Failure to do so will also be subject to compulsory enforcement.

Article 18: Attachments

The attachments referred to in this Agreement have the same effect as this Agreement and are considered part of it. In case of any conflict between the attachments and the Agreement, this Agreement shall prevail.

Attachments:

1. Floor Plan

2. Building Regulations

Lessor (Party A): Baoyuan Development Co., Ltd.

Representative: /s/ He, Bingxin

Address: 4th Floor, No. 15, Section 1, Nanjing East Road, Zhongshan District, Taipei City

Company Registration Number: 42659006

Phone: (02) 2541-9313

Lessee (Party B): PayNow Inc..

Representative: /s/ Chen, Hsien-Hsiang

Address: 3rd Floor, No. 221, Section 3, Beixin Road, Xindian District, New Taipei City

Company Registration Number: 28229955

Phone: (02) 2521-5088

Date: May 31, 2024